SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT
                           September 8, 1998

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report:   September 3, 1998


                         WOLF INDUSTRIES, INC.
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        (Exact name of registrant as specified in its charter)

        Nevada                                       98-0171619
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  (State or other jurisdiction                      (I.R.S. Employer
  of incorporation or organization)                 Identification No.)

   Suite 404, 110 Cambie Street, Vancouver, British Columbia V6B2M8
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     (Address of principal executive offices)          (Zip Code)

                            (604) 688- 6306
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         (Registrant's telephone number, including area code)






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Item 4. Change in Registrant's Certifying Accountant

Effective September 3, 1998, Dick Cook Schulli, Chartered Accountants, the Registrant's Certifying Accountant for the past two fiscal years, were dismissed. On September 3, 1998, Morgan & Company, Chartered Accountants, were engaged to serve as the Registrant's new auditors. The selection of Morgan & Company was approved by the Registrant's Board of Directors. There was no consultation regarding accounting policy or procedures with Morgan & Company prior to their engagement.

Dick Cook Schulli's report on the financial statements for the fiscal years ended December 31, 1996 and 1997 did not contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Dick Cook Schulli's reports have not contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles. Nor has there been any disagreement with Dick Cook Schulli on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Registrant's two most recent fiscal years and from December 31, 1997 to the date of dismissal. Dick Cook Schulli has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist. Nor has Dick Cook Schulli advised the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management. Dick Cook Schulli has not advised the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements. Nor has Dick Cook Schulli advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or
(ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements). Nor has Dick Cook Schulli advised the Registrant of any other reportable event.

The Registrant has provided Dick Cook Schulli with a copy of the disclosure contained herein and has requested that Dick Cook Schulli provide the Registrant with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the disclosure. Dick Cook Schulli has provided such a letter, which is attached hereto as an Exhibit to this Current Report on Form 8-K.

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Item 7.   Financial Statements and Exhibits.

     (C)  Exhibits

     16.1 Letter re Change in Certifying Accountant of Dick Cook Schulli, dated September 4, 1998.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


WOLF INDUSTRIES, INC.
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(Registrant)

/s/Patrick McGowan
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    Patrick McGowan, President

Date: September 3, 1998
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EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION

16.1 Letter re Change in Certifying Accountant of Dick Cook Schulli, dated September 4, 1998.



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